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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): May 16, 2001
                                                           ------------

                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                      0-22228              11-3170868
-----------------------------     -------------------------  -------------------
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
incorporation or organization)                               Identification No.)


          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:          (516) 327-3000
                                                             --------------


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)




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ITEMS 1 THROUGH 6 AND 8.        NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following Exhibits are furnished as part of this report:

         99.1 Press Release dated May 16, 2001 which highlights the results of shareholder voting at the Company's Annual Meeting of Shareholders held on May 16, 2001.



ITEM 9. REGULATION FD DISCLOSURE.

         The Annual Meeting of Shareholders of Astoria Financial Corporation was held on May 16, 2001. The results of the meeting are highlighted in the attached Press Release dated May 16, 2001.

         The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASTORIA FINANCIAL CORPORATION


                                           /s/ PETER J. CUNNINGHAM
                                           ----------------------------------
                                               Peter J. Cunningham
                                               First Vice President and
                                               Director of Investor Relations

Dated: May 16, 2001



                                  EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------

99.1 Press Release dated May 16, 2001 which highlights the results of shareholder voting at the Company's Annual Meeting of Shareholders held on May 16, 2001.




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